Exhibit 4.1


SPECIMEN COMMON STOCK CERTIFICATE- FRONT

                Not Valid Unless Countersigned By Transfer Agent

              Incorporated Under The Laws Of The State Of Delaware

                          Consolidated Pictures Corp.
Number  (     )                                                  Shares (      )

              Authorized Stock 50,000,000 Shares $.0001 par value
                   See Reverse for certain Definitions. CUSIP

 This Certifies that _________ is the Registered holder of ___________ shares of
                          Consolidated Pictures Corp.

Transferable only on the books of the corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

In Witness Whereof, the said corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:

______________________                              ____________________________
Secretary                        Corporate Seal                        President

Transfer Agent and registrar:                       Countersigned and registered
Atlas Stock Transfer Corporation
5899 South State Street                             By _________________________
Salt Lake City, Utah 84107                                Authorized Signature

SPECIMEN STOCK CERTIFICATE-REVERSE

The Following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT-------Custodian--------
TEN ENT- as tenants by the entireties                   (Cust)           (Minor)
JT TEN - as joint tenants with                under Uniforms Gifts to Minors Act
right of survivorship and not as                ___________________________
tenants in common                                        (State)


Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto_________________ (Please insert social security or other identifying number) assignee _____________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________         Signature _________________________________

Notice: The signature in this assignment must correspond with the name written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By:

(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange.)